4Q08 Earnings Conference Call February 5, 2009 1 Exhibit 99.2

2008 Summary

FY 2008
Net income before special items of $874MM ($7.46/share)*
Benefited from sharp second-half decline in crude oil prices
Improvement in refinery feedstock flexibility and production yield optimization
Record total contribution from non-refining businesses
4Q08
Net income before special items of $313MM ($2.68/share)*
Refining margins strong early in the quarter
Record contribution from Retail Marketing
* For reconciliation to Net Income, see Slide 12.

Income Before Special Items
*
, MM$
2004 2005 2006 2007 2008
Refining & Supply 541 947 881 772 515
Non-Refining 233 194 205 169 427
Corp. & Net Fin. (145) (129) (107) (108)   (68)
   Income Before
     Special Items
629
1,012
979
833
874
EPS (Diluted),
Before Special Items
4.20
7.36
7.59
6.94
7.46
3
874
833
979
1,012
629
$0
$200
$400
$600
$800
$1,000
$1,200
* For reconciliation to Net Income, see Slide 11.

Income (Loss) Before Special Items
*
, MM$
4Q07 1Q08 2Q08 3Q08 4Q08
Refining & Supply   43 (123)   32   424 182
Non-Refining    9   84   47   140 156
Corp. & Net Fin.   (29)   (20)   (18)    (5)   (25)
Income (Loss)
Before Special Items
  23
  (59)
  61
559
313
EPS (Diluted),
Before Special Items
0.20
(0.50)
  0.52
4.78
2.68
4
23
(59)
61
559
313
($150)
$0
$150
$300
$450
$600
$750
* For reconciliation to Net Income (Loss), see Slide 12.

Refining & Supply Summary – 4Q08

4Q08 Earnings* of $182MM
Strongest fourth-quarter result since 4Q05
Margin realization benefited from falling crude oil prices
and continued feedstock optimization efforts
86% crude unit utilization with limitations mainly due to
economic conditions
Outlook
Product demand continues to be lower than prior-year
levels due to weakness in economy
Expect to match operations to market demand
expectations… 76% crude unit utilization in January 2009
* Business Unit Net Income after tax. For reconciliation to Net Income, see Slide 12.

(0.31)
(1.35)
(2.21)
(0.70)
7.58
-4.00
-2.00
0.00
2.00
4.00
6.00
8.00
10.00
4Q07 1Q08 2Q08 3Q08 4Q08
2.40
2.92
5.81
(1.20)
(0.93)
-4.00
-2.00
0.00
2.00
4.00
6.00
8.00
4Q07 1Q08 2Q08 3Q08 4Q08
6
Crude Cost vs. Dated Brent +$1.25/B
1.04
2.02
2.16
0.64
0.96
0.00
0.50
1.00
1.50
2.00
2.50
3.00
4Q07 1Q08 2Q08 3Q08 4Q08
Products vs. VA Benchmark, $/B
Refining Margins vs. Benchmarks*
Northeast System
0.30
1.56
3.01
1.40
2.27
0.00
1.00
2.00
3.00
4.00
4Q07 1Q08 2Q08 3Q08 4Q08
Products vs. Benchmark, $/B Crude Cost vs. WTI +$0.75/B
MidContinent System
* Northeast 6-3-2-1 Value-Added
Benchmark.  MidContinent 3-2-1 Benchmark.  For definitions, see Slide 21.

Non-Refining Business Income* - 4Q08

Retail Marketing – Earnings of $103MM
Quarterly record as sharp fall in wholesale gasoline
prices led to expanded margins
Retail gasoline margins have declined so far in 1Q09
Chemicals – Loss of $4MM
Includes $12MM after-tax inventory writedown
Lower industry demand driven by weak economic
conditions… expected to continue in 1Q09
Logistics – Earnings of $29MM
Record performance of Sunoco Logistics Partners L.P.
(NYSE: SXL)
Coke – Earnings of $28MM
1Q09 earnings expected to be lower due to lower
contract coal prices and lower third-party coal sales
* Business Unit Net Income after tax. For reconciliation to Net Income, see slide 12.

Net Debt-to-Capital Ratio*
*   Revolver Covenant basis.  For calculation, see Slide 20.
**  Includes $515MM, $525MM and $748MM at 12/31/07, 9/30/08 and 12/31/08,
respectively, attributable to Sunoco Logistics Partners L.P. (NYSE: SXL)
8
12/31/07 9/30/08 12/31/08
Total Debt** 1,731 1,736 2,165
Cash
648 327 240
Net Debt 1,083 1,409 1,925
SXL Minority Interest 356 374 367
Shareholders’ Equity
2,533 2,973 2,842
Total Capital, MM$ 3,972 4,756 5,134
Net Debt / Capital Ratio, %* 27% 30% 37%

-
0.5
1.0
1.5
2.0
2.5
12/31/2007 9/30/2008 12/31/2008
Cash
Available Committed
Borrowing Capacity*
Liquidity, B$
2.1
2.1
1.6
*   Includes $0.3 billion, $0.4 billion and $0.2 billion at 12/31/07, 9/30/08 and 12/31/08, respectively, attributable to Sunoco Logistics Partners L.P. (NYSE: SXL)

Appendix 10

Earnings Profile

FY04 FY05 FY06 FY07 FY08
Net Income (MM$ after tax):
Refining & Supply 541 947 881 772 515
Retail Marketing 68 30 76 69 201
Chemicals 94 94 43 26 3 6
Logistics 31 22 36 45 85
Coke 40 48 50 29 105
Corporate Expenses (67) (84) (58) (67) (46)
Net Financing Expenses & Other (78) (45) (49) (41) (22)
Income Before Special Items 629 1,012 979 833 874
Special Items (24) (38) - 58 (98)
Total Net Income 605 974 979 891 776
EPS (Diluted), Income Before
Special Items
4.20 7.36 7.59 6.94 7.46
EPS (Diluted), Net Income 4.04 7.08 7.59 7.43 6.63

Earnings Profile
4Q07 FY07 1Q08 2Q08 3Q08 4Q08 FY08
Net Income (Loss) (MM$ after tax):
   Refining & Supply
43      772     (123)   32     424    182    515
   Retail Marketing
1        69      26        - 72     103    201
   Chemicals
(2)       26      18      3       19     (4)      36
   Logistics
12      45      15      21     20     29      85
   Coke
(2)       29      25      23     29     28      105
   Corporate Expenses
(23)     (67)     (17)     (11)    2       (20)    (46)
   Net Financing Expenses & Other
(6)       (41)     (3)       (7)      (7)      (5)      (22)
     Income(Loss) Before Special Items
23      833     (59)     61     559    313    874
         Special Items
(32)     58          - 21     (10)    (109)   (98)
    Total Net Income (Loss)
(9)       891     (59)     82     549    204    776
EPS (Diluted), Income (Loss)
  Before Special Items
0.20    6.94    (0.50) 0.52   4.78   2.68   7.46
EPS (Diluted), Net Income (Loss)
(0.08) 7.43    (0.50) 0.70   4.70   1.74   6.63

2008 Special Items, MM$ after tax

2Q08
$10 MM – Gains on income tax matters
$11 MM – Insurance recovery related to MTBE litigation
$21 MM
3Q08
($10)MM – Write off of Tulsa refinery capital project
4Q08
($85)MM – Write down of Tulsa refinery
($35)MM – Write down of Bayport chemical plant
($19)MM – Write off of polypropylene business goodwill
$14 MM – Gain related to prior SXL unit issuances
$16 MM – Gain on income tax matters
($109) MM

Key Margin Indicators
4Q07 FY07 1Q08 2Q08 3Q08 4Q08 FY08
Refining & Supply, $/B
   Realized Northeast 5.55 7.38 3.50 7.13 15.20 9.49 8.90
   Realized MidContinent 7.10 13.17 3.21 6.80 13.41 9.60 8.38
      Realized Total R&S 5.95 8.87 3.43 7.04 14.72 9.52 8.77
Retail Marketing, cpg
   Gasoline 7.7 9.3 11.1 7.4 18.7 22.9 15.0
   Distillate 13.3 12.0 17.0 11.3 14.1 25.8 17.1
Chemicals, cpp
   Phenol and Related 7.9 8.5 9.2 7.5 10.6 11.7 9.6
   Polypropylene 10.4 11.6 12.5 11.2 14.0 10.9 12.1
      Total Chemicals 8.9 9.8 10.6 9.1 12.0 11.2 10.7
Dated Brent Crude Oil, $/B 88.69 72.52 96.90 121.38 114.78 54.91 96.99
Natural Gas, $/DT 7.39 7.12 8.75 11.48 8.95 6.41    8.90

Realized Refining Margins vs. Benchmark, $/B

* Northeast 6-3-2-1 Value-Added
Benchmark.  MidContinent 3-2-1 Benchmark.  For definitions, see Slide 21.
4Q07 FY07 1Q08 2Q08 3Q08 4Q08 FY08
Northeast Refining
  Realized Margin 5.55    7.38     3.50    7.13    15.20   9.49    8.90
   6-3-2-1  VA* 6.99    9.43     5.78    10.78   11.98   7.52    9.01
      Differential (1.44)   (2.05)    (2.28)   (3.65)   3.22    1.97    (0.11)
  Actual vs. Benchmark:
   Crude (2.40)   (2.80)    (2.92)   (5.81)   1.20    0.93    (1.07)
   Product 0.96    0.75     0.64    2.16    2.02    1.04    0.96
      Differential (1.44)   (2.05)    (2.28)   (3.65)   3.22    1.97    (0.11)
MidContinent Refining
   Realized Margin 7.10    13.17   3.21    6.80    13.41   9.60    8.38
   3-2-1 Benchmark* 7.71    16.03   6.12    12.02   15.51   4.29    9.49
      Differential (0.61)   (2.86)    (2.91)   (5.22)   (2.10)   5.31    (1.11)
  Actual vs. Benchmark:
   Crude (0.30)   (1.55)    (1.56)   (3.01)   (1.40)   (2.27)   (2.93)
   Product (0.31)   (1.31)    (1.35)   (2.21)   (0.70)   7.58    1.82
      Differential (0.61)   (2.86)    (2.91)   (5.22)   (2.10)   5.31    (1.11)

Key Volume Indicators

4Q07 FY07 1Q08 2Q08 3Q08 4Q08 FY08
Refining & Supply
Northeast:
Crude Throughputs, MB/D 647 611 570 544 574 580 567
% Capacity 99 93 87 83 88 88 87
Net Prod. Available for Sale, MB/D 716 673 633 610 646 654 636
MidContinent:
Crude Throughputs, MB/D 236 224 208 222 230 206 216
% Capacity 93 89 82 87 90 81 85
Net Prod. Available for Sale, MB/D 246 233 215 230 238 214 224
Total Refining & Supply:
Crude Throughputs, MB/D 883 835 778 766 804 786 783
% Capacity 97 92 85 84 88 86 86
Net Prod. Available for Sale, MB/D 962 906 848 840 884 868 860
Net Prod. Available for Sale, MMB 88 331 77 76 82 80 315

Refining & Supply – Products Manufactured

4Q07 FY07 1Q08 2Q08 3Q08 4Q08 FY08
Northeast
Net Production, MB/D 715.5 672.5 633.1 610.4 646.2 653.8 635.9
Gasoline 48% 49% 47% 49% 47% 49% 48%
Middle Distillates 36% 35% 36% 38% 37% 35% 36%
Residual Fuel 9% 9% 8% 8% 8% 9% 8%
Petrochemicals 4% 4% 4% 5% 5% 4% 5%
Other 7% 7% 10% 5% 8% 8% 8%
Less Refinery Fuel -4% -4% -5% -5% -5% -5% -5%
MidContinent
Net Production, MB/D 246.5 233.5 215.2 229.7 237.7 213.7 224.1
Gasoline 47% 48% 46% 42% 41% 42% 43%
Middle Distillates 35% 33% 33% 40% 40% 40% 38%
Residual Fuel 2% 2% 2% 2% 2% 2% 2%
Petrochemicals 3% 4% 3% 3% 3% 2% 3%
Lubricants 5% 5% 6% 5% 5% 5% 5%
Other 13% 13% 15% 13% 14% 14% 14%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -5%
Total Refining & Supply
Net Production, MB/D 962.0 906.0 848.3 840.1 883.9 867.5 860.0
Gasoline 48% 49% 46% 47% 46% 47% 47%
Middle Distillates 36% 35% 35% 38% 37% 36% 37%
Residual Fuel 7% 7% 7% 6% 7% 7% 6%
Petrochemicals 4% 4% 4% 4% 4% 4% 4%
Lubricants 1% 1% 2% 1% 1% 1% 1%
Other 9% 9% 11% 8% 9% 10% 10%
Less Refinery Fuel -5% -5% -5% -4% -4% -5% -5%

Refining & Supply - Gasoline and Distillate Production

4Q07 FY07 1Q08 2Q08 3Q08 4Q08 FY08
Northeast
Gasoline Production, MB/D 344.8 326.4 294.2 296.7 306.9 318.1 304.0
RFG 55% 53% 56% 57% 61% 58% 58%
Conventional 45% 47% 44% 43% 39% 42% 42%
Distillate Production, MB/D 259.7 237.8 228.4 229.7 236.6 228.7 230.9
On-Road Diesel Fuel 55% 57% 51% 56% 59% 51% 54%
Heating Oil / Off-Road Diesel 28% 26% 31% 26% 25% 32% 28%
Jet Fuel 15% 15% 15% 17% 14% 14% 15%
Kerosene/Other 2% 2% 3% 1% 2% 3% 3%
MidContinent
Gasoline Production, MB/D 114.8 112.8 99.3 96.8 97.9 89.4 95.9
RFG 0% 0% 0% 0% 0% 0% 0%
Conventional 100% 100% 100% 100% 100% 100% 100%
Distillate Production, MB/D 85.4 76.6 70.2 92.1 94.5 84.4 85.3
On-Road Diesel Fuel 35% 37% 23% 34% 36% 41% 34%
Heating Oil / Off-Road Diesel 26% 26% 32% 26% 22% 23% 26%
Jet Fuel 39% 37% 45% 40% 42% 36% 40%
Kerosene/Other 0% 0% 0% 0% 0% 0% 0%
Total Refining & Supply
Gasoline Production, MB/D 459.6 439.2 393.5 393.5 404.8 407.5 399.9
RFG 41% 39% 42% 43% 46% 45% 44%
Conventional 59% 61% 58% 57% 54% 55% 56%
Distillate Production, MB/D 345.1 314.4 298.6 321.8 331.1 313.1 316.2
On-Road Diesel Fuel 50% 52% 44% 50% 52% 48% 48%
Heating Oil / Off-Road Diesel 28% 26% 32% 26% 24% 29% 28%
Jet Fuel 21% 20% 22% 23% 22% 20% 22%
Kerosene/Other 1% 2% 2% 1% 2% 3% 2%

Key Volume Indicators
4Q07 FY07 1Q08 2Q08 3Q08 4Q08 FY08
Retail Marketing
   Gasoline Sales, MM gal 1,138 4,614 1,070 1,140 1,109 1,098 4,417
   Middle Distillate Sales, MM gal    149    622   145   143   144    148    580
      Total Sales, MM gal 1,287 5,236 1,215 1,283 1,253 1,246 4,997
   Gasoline and Diesel Throughput
     (Company-owned or leased outlets)
     (M gal/Site/Month)

    152     150 143 152 150 143 147
   Merchandise Sales (M$/Store/Month)      85      85 77 86 90 81 83
Chemicals
   Phenol and Related Sales, MM#    639 2,508   599   591   607 477 2,274
   Polypropylene Sales, MM#    550 2,297   569   562   531 542 2,204
   Other Sales, MM#      19      80    24    19    14    8     65
      Total, MM# 1,208 4,885 1,192 1,172 1,152 1,027 4,543
Coke
   Production, M tons:
      United States    617 2,469 613 614 693 706 2,626
      Brazil    419 1,091 388 404 408 381 1,581

Financial Ratios
12/31/07 3/31/08 6/30/08 9/30/08 12/31/08
Total Debt (GAAP Basis) 1,728 1,686 1,826 1,734 2,163
Plus: Debt Guarantees        3        3        3        2        2
Less: Cash    (648)    (347)    (214)    (327)    (240)
Net Debt (Revolver Covenant Basis) 1,083 1,342 1,615 1,409 1,925
Shareholders’ Equity (GAAP Basis) 2,533 2,367 2,414 2,973 2,842
SXL * Minority Interest    356    359    367    374    367
Equity (Revolver Covenant Basis) 2,889 2,726 2,781 3,347 3,209
Debt / Capital (GAAP Basis) 41% 42% 43% 37% 43%
Net Debt / Capital **
(Revolver Covenant Basis)
27% 33% 37% 30% 37%
* Sunoco Logistics Partners L.P. (NYSE: SXL)
**    The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.

Sunoco Refinery Benchmark Margins

MidContinent 3-2-1 Benchmark
3 WTI Crude: NYMEX futures L1 Close + $0.75 for transportation
2 Unleaded Regular Gasoline: Chicago Pipeline Platt’s Low
1 No. 2 Low Sulfur (Low Sulfur Diesel): Fuel Oil Chicago Pipeline Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
4Q07 FY07 1Q08 2Q08 3Q08 4Q08 FY08
Northeast Refining:
   6-3-2-1 Value-Added
    Benchmark
6.99 9.43 5.78 10.78 11.98 7.52 9.01
4Q07 FY07 1Q08 2Q08 3Q08 4Q08 FY08
MidContinent Refining:
   3-2-1 Benchmark
7.71 16.03 6.12 12.02 15.51 4.29 9.49

For More Information 22 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764

Safe Harbor Statement

This slide presentation should be reviewed in conjunction with Sunoco’s Fourth Quarter 2008 earnings conference call held on February 5, 2009 at 3:00 p.m. ET.  You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID#80386468.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended
December 31, 2007, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and
Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com.  Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.